EXHIBIT 99.1

FOR IMMEDIATE RELEASE:
June 16, 2021

Centrus Energy Corp. Reports Results of Annual Stockholder Meeting and Announces Extension of Section 382 Rights Agreement

BETHESDA, Md. – Centrus Energy Corp. (NYSE American: LEU) (the “Company”) announced the results of its 2021 annual meeting of stockholders held on June 16, 2021. As of April 19, 2021, the meeting’s record date, there were 12,918,602 shares of the Company’s Class A common stock outstanding, each entitled to one vote, and approximately 79.8 percent of those shares were represented at the annual meeting.

The Company’s stockholders passed all five proposals, including electing the eight director nominees for a term of one year; approving the Section 382 Rights Agreement, as amended; approving the 2014 Equity Incentive Plan, as amended and restated; approving, on an advisory basis, the Company’s 2020 executive compensation (i.e., “say on pay”); and ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2021.

Stockholders reelected W. Thomas Jagodinski, Tina W. Jonas, William J. Madia, Daniel B. Poneman, Neil S. Subin, and Mikel H. Williams to the Board of Directors, and newly elected Kirkland H. Donald and Bradley J. Sawatzke to the Board of Directors.

Kirkland H. Donald served as a nuclear trained submarine officer for 37 years, achieving the rank of Admiral. His last assignment in the Navy was a successful eight-year term as the Director, Naval Nuclear Propulsion Program. This is a dual agency program responsible to the United States Departments of Defense and Energy for the safe and effective operation of all nuclear-powered warships and supporting infrastructure. The program is recognized worldwide for excellence in reactor safety and reliability. Following retirement in 2013, he was the President and Chief Executive Officer of Systems Planning and Analysis, Inc., until 2015. His public board service includes Entergy Corporation (NYSE: ETR), where he serves on the Finance Committee and is Chairman of the Nuclear Committee. He supports the Audit Committee on matters pertaining to cybersecurity. He also serves as Chairman of the Board for Huntington Ingalls Industries, Inc. (NYSE: HII) and is a member of the Finance and Cybersecurity Committees. Additionally, Admiral Donald serves on the board of the non-profit, Battelle, and the privately held CyberCore Technologies. Admiral Donald advises the Australian government on matters pertaining to submarine programs. Admiral Donald graduated from the United States Naval Academy with a Bachelor of Science in Ocean Engineering.

Bradley J. Sawatzke was appointed Chief Executive Officer of Energy Northwest (EN) in April 2018. He previously served as Chief Operating Officer/Chief Nuclear Officer, beginning in December 2014, with responsibility for all EN generating units. He joined Energy Northwest as vice president of Nuclear Generation/Chief Nuclear Officer in December 2010. Mr. Sawatzke also serves on the Institute of Nuclear Power Operations board of directors and accrediting board, Association of Washington Business executive committee, Nuclear Energy Institute board of directors, and the Tri-City Development Council (serving the Pacific Northwest) executive committee. Mr. Sawatzke holds a Bachelor of Science and Applied Physics from Winona State University and is a graduate of the Harvard Advanced Management Program.

The Company also announced today that after obtaining the approval of stockholders at it 2021 annual meeting, it had entered into the fourth amendment to the Company’s Section 382 Rights Agreement (the “Rights Plan”) designed to preserve the Company’s substantial tax assets associated with net operating loss carryforwards (“NOLs”) under Section 382 of the Internal Revenue Code (“Section 382”). The fourth amendment extends the Rights Plan through June 30, 2023. The Rights Plan is similar to plans adopted by other public companies with significant NOLs.

Pursuant to U.S. federal income tax rules, the Company’s use of certain tax assets could be substantially limited if the Company experiences an “ownership change” (as defined in Section 382). In general, an ownership change occurs if the ownership of the Company’s stock by “5 percent stockholders” increases by more than 50 percent over the lowest percentage owned by such stockholders at any time during the prior three years on a rolling basis.

For additional details regarding the amendment to the Rights Plan, please see the Company’s forthcoming Current Report on Form 8-K and amendment to Registration Statement on Form 8-A to be filed with the Securities and Exchange Commission.

About Centrus Energy

Centrus Energy is a trusted supplier of nuclear fuel and services for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, the Company has provided its utility customers with more than 1,750 reactor years of fuel, which is equivalent to 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is also advancing the next generation of centrifuge technologies so that America can restore its domestic uranium enrichment capability in the future. Find out more at www.centrusenergy.com.

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Forward Looking Statements:

This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. In this context, forward-looking statements mean statements related to future events, may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Centrus Energy Corp., particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and will be, exacerbated by the novel coronavirus (COVID-19) pandemic and any worsening of the global business and economic environment as a result: risks related to natural and other disasters, including the continued impact of the March 2011 earthquake and tsunami in Japan on the nuclear industry and on our business, results of operations and prospects; risks related to financial difficulties experienced by customers, including possible bankruptcies, insolvencies or any other inability to pay for our products or services or delays in making timely payment; risks related to pandemics and other health crises, such as the global COVID-19 pandemic; the impact and potential extended duration of the current supply/demand imbalance in the market for low-enriched uranium (“LEU”); risks related to our ability to sell the LEU we procure pursuant to our purchase obligations under our supply agreements; risks related to the imposition of sanctions, restrictions or other requirements, including those imposed under the 1992 Russian Suspension Agreement, as amended, international trade legislation and other international trade restrictions; risks related to existing or new trade barriers and contract terms that limit our ability to deliver LEU to customers; pricing trends and demand in the uranium and enrichment markets and their impact on our profitability; movement and timing of customer orders; our dependence on others for deliveries of LEU including deliveries from the Russian government-owned entity TENEX, Joint-Stock Company (“TENEX”), under a commercial supply agreement with TENEX and deliveries under a long-term supply agreement with Orano Cycle (“Orano”); risks associated with our reliance on third-party suppliers to provide essential products and services to us; the fact that we face significant competition from major producers who may be less cost sensitive or are wholly or partially government owned; limitations on our ability to compete in foreign markets; our revenue is largely dependent on our largest customers; risks related to our sales order book, including uncertainty concerning customer actions under current contracts and in future contracting due to market conditions and our lack of current production capability; risks related to whether or when government funding or demand for high-assay low-enriched uranium (“HALEU”) for government or commercial uses will materialize; risks and uncertainties regarding funding for continuation and deployment of the American Centrifuge technology and our ability to perform and absorb costs under our agreement with DOE to demonstrate the capability to produce HALEU and our ability to obtain and/or perform under other agreements; uncertainty regarding our ability to commercially deploy competitive enrichment technology; the potential for further demobilization or termination of our American Centrifuge work; risks that we will not be able to timely complete the work that we are obligated to perform; risks related to our ability to perform fixed-price and cost-share contracts, including the risk that costs could be higher than expected; risks related to our significant long-term liabilities, including material unfunded defined benefit pension plan obligations and postretirement health and life benefit obligations; risks relating to our 8.25% notes (the “8.25% Notes”) maturing in February 2027 and our Series B Senior Preferred Stock; the risks of revenue and operating results fluctuating significantly from quarter to quarter, and in some cases, year to year; the impact of financial market conditions on our business, liquidity, prospects, pension assets and insurance facilities; risks related to the Company’s capital concentration; risks related to the value of our intangible assets related to the sales order book and customer relationships; risks related to the limited trading markets in our securities; risks related to decisions made by our Class B stockholders and our Series B Senior Preferred stockholders regarding their investment in the Company based upon factors that are unrelated to the Company’s performance; risks that a small number of Class A stockholders, whose interests may not be aligned with other Class A stockholders, may exert significant influence over the direction of the Company ; risks related to the use of our net operating loss (“NOLs”) carryforwards and net unrealized built-in losses (“NUBILs”) to offset future taxable income and the use of the Rights Agreement (as defined herein) to prevent an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and our ability to generate taxable income to utilize all or a portion of the NOLs and NUBILs prior to the expiration thereof; failures or security breaches of our information technology systems; our ability to attract and retain key personnel; the potential for the U.S. Department of Energy (“DOE”) to seek to terminate or exercise its remedies under its agreements with the Company; risks related to actions, including government reviews, that may be taken by the United States government, the Russian government or other governments that could affect our ability to perform under our contract obligations or the ability of our sources of supply to perform under their contract obligations to us; risks related to our ability to perform and receive timely payment under agreements with DOE or other government agencies, including risks and uncertainties related to the ongoing funding by the government and potential audits; any changes or termination of agreements with the U.S. government; the competitive environment for our products and services; changes in the nuclear energy industry; the competitive bidding process associated with obtaining contracts, including government contracts; risks that we will be unable to obtain new business opportunities or achieve market acceptance of our products and services or that products or services provided by others will render our products or services obsolete or noncompetitive; potential strategic transactions that could be difficult to implement, disrupt our business or change our business profile significantly; the outcome of legal proceedings and other contingencies (including lawsuits and government investigations or audits); the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; risks of accidents during the transportation, handling or processing of hazardous or radioactive material that may pose a health risk to humans or animals, cause property or environmental damage, or result in precautionary evacuations; risks associated with claims and litigation arising from past activities at sites that we no longer operate, including the Paducah, Kentucky, and Portsmouth, Ohio, gaseous diffusion plants; and other risks and uncertainties discussed in this and our other filings with the Securities and Exchange Commission, including under Part I, Item1A - “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and our quarterly reports on Form 10-Q.

These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this report and in our other filings with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this News Release, except as required by law.

Contacts:

Investors: Dan Leistikow (301) 564-3399 or LeistikowD@centrusenergy.com
Media: Lindsey Geisler, (301) 564-3392, GeislerLR@centrusenergy.com